© 2026 CRS Holdings, LLC. All rights reserved. CARPENTER TECHNOLOGY CORPORATION 1st Quarter Fiscal Year 2027 Earnings Call October 22, 2026 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements regarding guidance, outlook, targets, objectives, future operating performance, cash generation, capital allocation, market conditions and strategic initiatives. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated, expected or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2026, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cybersecurity incidents, ransomware attacks, malicious AI usage, operational technology disruptions, information technology failures, data security breaches and failures of third-party technology service providers; (17) the ability of suppliers, logistics providers and other supply-chain participants to meet obligations due to capacity constraints, transportation disruptions, energy shortages, geopolitical events, labor shortages or other factors; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, regulatory and security risks relating to our global business, including international conflicts, military actions, diplomatic tensions, trade restrictions, sanctions, disruptions to transportation corridors and shipping routes and changes in U.S. and foreign trade, tax and regulatory requirements; (21) challenges affecting the commercial aviation industry or key participants; (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program; and (23) the ability to successfully execute major capital projects and brownfield expansion initiatives, including achieving expected costs, schedules, capacity additions, productivity improvements and returns on investment. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 3 1st QUARTER FISCAL YEAR 2027 Tony Thene | Chairman, President and Chief Executive Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 4 Safety is Our Highest Value 2.0 1.2 1.3 1.1 0.6 1.0 1.7 1.8 1.4 1.4 1.7 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 FY27 YTD Total case incident rate Exhibit 99.1

Exhibit 99.1

Quarter Performance: year-over-year operating income and operating margin expansion

Delivered record first quarter operating income

Operating Income ($M)



+28%
153
196
Q1 FY26
Q1 FY27

- Operating income up 28% year-over-year on strong execution
- Results reflect elevated levels of preventive maintenance in Q1 FY27

SAO expanded margins year-over-year

SAO Adjusted Operating Margin (%)*



32.0
37.8
37.7
Q1 FY26
Q4 FY26
Q1 FY27

- SAO operating income of $216.3 million, up 27% year-over-year
- Margins in-line with previous record result in Q4 FY26

Strengthening demand and pricing environment

- Accelerating demand with bookings in Aerospace structural and distribution sub-markets up 23% sequentially, 49% year-over-year
- Non-LTA pricing remains strong with broad demand across end-use markets, especially in Aerospace and Defense
- Negotiating multiple LTAs with significant pricing upside opportunity

CARPENTER TECHNOLOGY © 2026 CRS Holdings, LLC. All rights reserved.

5

*Detailed schedule included in Non-GAAP Schedules in Appendix.

Exhibit 99.1

First Quarter Fiscal Year 2027 Net Sales

MARKET	Q1-27 NET SALES EX. SURCHARGE ($M)*	% NET SALES EX. SURCHARGE	VS. Q4-26	VS. Q1-26
AEROSPACE & DEFENSE	$425.4	67%	↓ -5%	↑ +10%
MEDICAL	$51.7	8%	↓ -4%	↓ -16%
ENERGY	$32.9	5%	↓ -16%	↓ -23%
TRANSPORTATION	$19.8	3%	↓ -12%	↑ +11%
INDUSTRIAL & CONSUMER	$83.2	13%	↓ -10%	↑ +11%

Aerospace and Defense demand environment continues to strengthen as supply chain ramps

- Aerospace demand growing, driven by supply chain confidence in increasing production rates and elevated MRO activity
- Increasing bookings for commercial Aerospace customers, especially among structural and distribution sub-markets
- Medical customers maintain positive outlook with increasing patient procedures
- New builds of industrial gas turbines (IGT) driving demand in Energy end-use market
- Semiconductor industry demand continues growing to support datacenter infrastructure

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.
6

© 2026 CRS Holdings, LLC. All rights reserved. 7 1st QUARTER FISCAL YEAR 2027 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 8*Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions, except per share amounts Q1-27 Q4-26 Q1-26 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Net Sales 798.2 851.0 733.7 (52.8) 64.5 Net Sales ex. Surcharge Revenue* 634.8 679.7 603.1 (44.9) 31.7 Gross Profit 256.3 268.9 216.4 (12.6) 39.9 Selling, General and Administrative Expenses 59.9 62.0 63.1 (2.1) (3.2) Operating Income 196.4 206.9 153.3 (10.5) 43.1 Adjusted Operating Margin ex. Surcharge Revenue* 30.9% 30.4% 25.4% 0.5% 5.5% Effective Tax Rate 15.5% 20.7% 15.4% (5.2%) 0.1% Net Income 162.5 162.4 122.5 0.1 40.0 Earnings per Diluted Share $3.25 $3.23 $2.43 $0.02 $0.82 Income Statement Summary Exhibit 99.1

Exhibit 99.1

SAO Segment Summary

$ millions	Q1-27	Q4-26	Q1-26	SEQUENTIAL CHANGE	YEAR-OVER-YEAR CHANGE
Net Sales	730.4	770.5	659.6	(40.1)	70.8
Net Sales ex. Surcharge Revenue*	573.5	607.4	533.9	(33.9)	39.6
Operating Income	216.3	229.7	170.7	(13.4)	45.6
*Adjusted Operating Margin ex. Surcharge Revenue**	*37.7%*	*37.8%*	*32.0%*	*(0.1%)*	*5.7%*

Q1-27 Business Results

- Net sales excluding surcharge increased 7% year-over-year driven by increased sales to Aerospace and Defense end-use market
- Operating income up 27% year-over-year on higher productivity, mix management and realized benefits of pricing actions
- Strong demand and pricing environment enabled strong operating margins; sequential comparisons impacted by less available effective capacity uptime due to planned preventive maintenance

Q2-27 Outlook

- Maintaining focus on increasing productivity while managing operating costs closely and optimizing product mix
- Demand conditions expected to further accelerate while operating results impacted by available effective capacity uptime due to holidays
- Q2-27 operating income expected to be in the range of $214 million to $218 million

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

9

© 2026 CRS Holdings, LLC. All rights reserved. 10 PEP Segment Summary • Net sales excluding surcharge down 5% year-over-year reflecting lower sales in the Medical end-use market • Operating income in-line with expectations and down $2.1 million year-over-year driven by lower Titanium sales particularly in Medical end-use market offset by strength in Additive business • Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities while closely managing costs • Q2-27 operating income expected to be similar to Q1-27 results *Detailed schedule included in Non-GAAP Schedules in Appendix. $ millions Q1-27 Q4-26 Q1-26 SEQUENTIAL CHANGE YEAR-OVER- YEAR CHANGE Net Sales 91.1 108.5 93.6 (17.4) (2.5) Net Sales ex. Surcharge Revenue* 83.0 98.2 87.2 (15.2) (4.2) Operating Income 7.3 7.1 9.4 0.2 (2.1) Adjusted Operating Margin ex. Surcharge Revenue* 8.8% 7.2% 10.8% 1.6% (2.0%) Q1-27 Business Results Q2-27 Outlook Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Anticipate strong operating cash flow generation in fiscal year 2027... 11 …And maintaining healthy liquidity and strong balance sheet …While executing against planned capital allocation priorities… • Repurchased $133.9 million of stock during current quarter; completed prior $400.0 million authorization and authorized new $1.0 billion share repurchase program • Funded consistent quarterly cash dividend • Brownfield capacity expansion project remains on schedule and on budget; expected to come online in early fiscal year 2028 • In recent first quarter, generated $52.8 million in cash from operating activities; negative $24.8 million in free cash flow* • Increasing earnings with focus on working capital management to drive anticipated fiscal year 2027 free cash results of $400 million to $430 million • Spent $77.7 million in capital expenditures in first quarter including brownfield capacity expansion as activity accelerates • Liquidity remains healthy at $658.6 million including $159.5 million of cash and $499.1 million of available borrowings under Credit Facility • Net Debt/EBITDA at 0.6x; remains at historic lows • No debt maturities until 2034 Capital Allocation: Repurchasing shares while investing in brownfield capacity expansion *Detailed schedule included in Non-GAAP Schedules in Appendix. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 12 1st QUARTER FISCAL YEAR 2027 CLOSING COMMENTS Tony Thene | Chairman, President and Chief Executive Officer Exhibit 99.1

Exhibit 99.1

Outlook: Strong profit growth, continued margin expansion and accelerating demand

Operating Income ($M)



20-23% CAGR
702
850-880
1,200-1,300
FY26 Actual
FY27 Outlook
FY29 Target

- Completed **record first quarter, up 28% year-over-year**, strong start to FY27
- Volume, mix and price continue to drive **expanding margins in SAO**
- **Demand continues to accelerate**, especially in Aerospace and Defense end-use market, as supply chain confidence grows with build rates
- **Pricing remains a tailwind** for both LTA and non-LTA business
- **Brownfield capacity expansion** expected to contribute beginning in FY28
- Returning cash to shareholders through dividend and **$1.0 billion share repurchase program**
- FY27 operating income outlook represents **21% to 25% increase** over record FY26
- Anticipate **$400 million to $430 million in free cash flow** in FY27
- FY29 operating income target represents attractive, 3-year **20% to 23% earnings CAGR**
- **FY29 is not the peak,** with market dynamics continuing to strengthen

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.
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© 2026 CRS Holdings, LLC. All rights reserved. 14 APPENDIX OF NON-GAAP SCHEDULES Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 15 $ millions Q1-27 Q4-26 Q1-26 Net Sales 798.2 851.0 733.7 Less: Surcharge Revenue 163.4 171.3 130.6 Net Sales ex. Surcharge Revenue 634.8 679.7 603.1 Operating Income 196.4 206.9 153.3 Operating Margin 24.6% 24.3% 20.9% Adjusted Operating Margin ex. Surcharge Revenue 30.9% 30.4% 25.4% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue Non-GAAP Schedules Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 16 SAO SAO SAO PEP PEP PEP $ millions Q1-27 Q4-26 Q1-26 Q1-27 Q4-26 Q1-26 Net Sales 730.4 770.5 659.6 91.1 108.5 93.6 Less: Surcharge Revenue 156.9 163.1 125.7 8.1 10.3 6.4 Net Sales ex. Surcharge Revenue 573.5 607.4 533.9 83.0 98.2 87.2 Operating Income 216.3 229.7 170.7 7.3 7.1 9.4 Operating Margin 29.6% 29.8% 25.9% 8.0% 6.5% 10.0% Adjusted Operating Margin ex. Surcharge Revenue 37.7% 37.8% 32.0% 8.8% 7.2% 10.8% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 17 $ millions Q1-27 Q4-26 Q1-26 Net Cash Provided from Operating Activities 52.8 240.1 39.2 Purchases of Property, Plant, Equipment and Software (77.7) (85.1) (42.6) Proceeds from Disposals of Property, Plant and Equipment 0.1 — — Free Cash Flow (24.8) 155.0 (3.4) The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 18 Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. $ millions Q1-27 Q4-26 Q1-26 Net Income + Noncash Items 218.9 221.5 173.8 Inventory (61.6) 16.8 15.6 Working Capital / Other (95.9) 8.4 (144.3) Total Net Working Capital / Other (157.5) 25.2 (128.7) Pension Plan Contributions (8.6) (6.6) (5.9) Net Cash Provided from Operating Activities 52.8 240.1 39.2 Purchases of Property, Plant, Equipment and Software (77.7) (85.1) (42.6) Proceeds from Disposals of Property, Plant and Equipment 0.1 — — Free Cash Flow (24.8) 155.0 (3.4) $ millions Q1-27 Q4-26 Q1-26 Cash 159.5 393.3 208.0 Available Borrowing Under Credit Facility 499.1 499.1 348.9 Total Liquidity 658.6 892.4 556.9 • Repurchased 241,924 shares ($133.9 million) in Q1-27 against $400.0 million and $1.0 billion repurchase programs • Funded consistent quarterly cash dividend of $0.20 per share ($9.9 million) Exhibit 99.1

info@cartech.com For additional information, please contact info@cartech.com | 610 208 2000 https://www.carpentertechnology.com Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation. 1 9 Exhibit 99.1